Salomon Smith Barney

                          Transportation Conference

               ------------------------------------------------

                              American Trans Air


                              [Graphic Omitted]


George Mikelsons                                                 Ken Wolff
Chairman and CEO                                                EVP and CFO


              ==================================================
                              November 14, 2002
              --------------------------------------------------

American Trans Air
-----------------------





                             Safe Harbor Statement

This presentation contains forward-looking statements and information that are based on management's current expectations as of the date of this document. When used herein, the words "anticipate," "believe," "estimate" and "expect" and similar expressions, as they relate to the Company's management, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of the Company to be materially different from those reflected in such forward looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, the following: general economic factors affecting the industry and the Company; fuel prices; competition within the industry; changes in consumer preferences; regulatory changes; and economic conditions in key markets. Additional information containing factors that could cause actual results to differ from those in the forward-looking statements are contained in the Company's Form 10-K and other filings with the Securities and Exchange Commission.

                                 Where We Are
                              [Graphic Omitted]

American Trans Air
-----------------------


                    ==========================================
                    ATA Holdings Corp.
                    ------------------------------------------

o    Entering the 30th Year of Business

     -    Operating profits in all but 2 years

o    Leading Market Share in Scheduled and Charter Service

     -    # 1 Airline at Chicago-Midway and Indianapolis

     -    # 1 US Charter Airline

     -    # 1 Military Passenger Airline

o Re-fleeting to new aircraft with order for (39) B737-800, (12) B757-300 and (1) B757-200 aircraft

     -    Youngest scheduled service fleet of any major airline

o    Affordable Fare and Low-Cost Business Strategy

o    10th Largest Major Airline in the US

     -    $1.2B - $1.3B in Revenue in 2002

American Trans Air
-----------------------
o  ATA has no net
   deliveries for 18    ========================================================
   months beginning     ATA Scheduled Service Completes Fleet Upgrade in 2002
   in 2003              --------------------------------------------------------

Number of Aircraft


80- --------------------------
    |*727  +757  #L1011  @737 |                                         71
    --------------------------                                        |----|
                                 66                                   |    |
                               |----|         64           64         |    |
                    61         |    |       |----|       |----|       |    |
60-               |----|       |    |       |    |       |    |       |    |
        58        |14@ |       |    |       |    |       |    |       |    |
      |----|      |    |       |30@ |       |    |       |    |       |39@ |
      |19# |      |    |       |    |       |31@ |       |31@ |       |    |
      |    |      |    |       |    |       |    |       |    |       |    |
      |    |      |----|       |    |       |    |       |    |       |    |
40-   |----|      |15# |       |    |       |    |       |    |       |    |
      |    |      |    |       |----|       |    |       |    |       |    |
      |15+ |      |    |       |10# |       |----|       |----|       |----|
      |    |      |----|       |    |       | 6# |       | 6# |       | 5# |
      |    |      |20+ |       |----|       |----|       |----|       |----|
      |    |      |    |       |    |       |    |       |    |       |    |
20-   |----|      |    |       |    |       |    |       |    |       |    |
      |24* |      |    |       |26+ |       |27+ |       |27+ |       |27+ |
      |    |      |----|       |    |       |    |       |    |       |    |
      |    |      |12* |       |    |       |    |       |    |       |    |
      |    |      |    |       |    |       |    |       |    |       |    |
      |    |      |    |       |    |       |    |       |    |       |    |
0-            |            |            |            |            |           |
   12/31/2000   12/31/2001   12/31/2002   12/31/2003   06/30/2004   12/31/2004

American Trans Air
-----------------------
o  ATA's fleet was one of     =================================================
   the oldest in the          New Aircraft Deliveries Modernizing Fleet
                              -------------------------------------------------
o  ATA has decreased its      =================================================
   average fleet age by 62%   Industry Fleet Age
   since 2000 to now operate  -------------------------------------------------
   the youngest fleet in the
   industry
                                               [Bar Chart]


         25-

               20.1
  Air    20-
 craft                17.2
Delive-
  ries   15-

                               10.9     10.6      10.4
         10                                                                 10.0
                                                           9.8     9.2              8.2      8.1
                                                                                                     6.5         6.5
          5

                                                                                                                            2.0
          0      |      |          |        |        |       |       |        |       |       |       |           |          |
           Northwest   ATA        ATA     Delta  American America    US   Southwest Alaska United Continental    ATA        ATA
                    (12/31/00) (12/31/01)                  West    Airways                                    (9/30/02) (Scheduled
                                                                                                                         Service)

                                                                                                                                6


American Trans Air
-----------------------
                       =================================================
                       New Fleet Improving Costs, Operating Performance
                       -------------------------------------------------

                                                Fleet Economics Improvement

                                             o 51 new technology aircraft in
                                               fleet as of 9/30/02; 56 by
[Graphic of ATA Airplane Omitted]              12/31/02[F1]
                                             o Youngest scheduled service fleet
                                               in the industry
                                             o B737-800W burns 45% less fuel
                                               than a B727-200 - a $188K
                                               savings[F2] per aircraft per
       Performance Improvement                 month
                                             o 2 person cockpit
o Safety technology                          o Reduced maintenance expenditures
  - Heads Up Display
  - Enhanced Ground Proximity Warning System
  - Traffic and Collision Avoidance System
  - Predictive wind shear
o Navigation technology
  - CAT IIIA                               [Graphic of Cockpit Interior Omitted]
  - RNP 0.1
o ETOPS capable
o 70% decrease in aircraft reliability issues
  (737 vs. 727)

FN

F1 Includes 737-800,757-200 & 757-300 aircraft
F2 Assumes 305 hours of monthly utilization and 90 cents into-plane fuel price

American Trans Air             ================================================
-----------------------        ATA's Revenue Sources
                               ------------------------------------------------
o ATA's revenue diversity has  ================================================
  benefited its performance    2002 Airline Capacity
  since the 9/11 terrorist     ------------------------------------------------
  attacks

                                           [Bar Chart]

                           |---------|               / /|------------|
                           |   12%   |            /     |     6%     |  Other
                    100%-  |Military |         /        |------------|
                           |---------|      /           |     9%     |
                           |   12%   |   /              |Indianapolis|
Available            80%-  | Charter |/                 |------------|
Seat                       |---------|                  |     14%    |
Miles                      |         |                  |   Hawaii   |
                     60%   |         |                  |------------|
                           |  76%    |                  |     71%    |
                           |Scheduled|                  |  Chicago-  |
                     40%   | Service |                  |   Midway   |
                           |         |                  |            |
                           |         |                  |            |
                     20%   |         |                  |            |
                           |         |                  |            |
                           |         |                  |            |
                      0%   |         |                  |            |
                            2002 ASMs                 ASMs by Gateway

American Trans Air
-----------------------   ===================================================
                          Scheduled Service Growth Leads Industry Majors
o ATA leads the majors in ---------------------------------------------------
  scheduled service       ===================================================
  passenger growth for    5 Year Passenger Growth
  the past 5 years        ---------------------------------------------------
                                        [Bar Chart Omitted]


               70%-
   Percentage
     Growth    60%-
                     57%
               50%-

               40%-
                            39%
               30%-

               20%-
                                      14%       14%
               10%-
                                                            2%
                0%-                                                  1%
                    ------------------------------------------------------------------------------------------
                                                                               -5%       -7%
              -10%-                                                                              -8%
                                                                                                         -13%
              -20%-
                     ATA  Southwest  Alaska  Continental  America  American  Northwest    US    Delta   United
                                                            West                       Airways

Enplaned Passengers - 2002 (12 Months ended March) versus 1996 (12 Months ended March)
Source: Form 41

                                                                                                         9

American Trans Air
-----------------------  =======================================================
                         Leading market Share in Chicago-Midway and Indianapolis
                         -------------------------------------------------------


     Chicago-Midway                                Indianapolis
August 2002 Enplanements                     August 2002 Enplanements
  [Pie Chart Omitted]                          [Pie Chart Omitted]

                                                        Others
Southwest                Others                           43%
   42%                     15%                                        ATA
                                   ATA                            Connection
                               Connection                              2%
                                   6%
                                             Southwest
                                                10%                        ATA
                         ATA                                               13%
                         37%                       US Airways        Northwest
                                                       9%    United     12%
                                                               11%

#1 Carrier:  ATA       43%                   ATA       15%
#2 Carrier:  Southwest 42%                   Northwest 12%

American Trans Air
-----------------------  =======================================================
                         The Midway Alternative
                         -------------------------------------------------------

"Chicago-Midway Airport is up almost 10% in departures. It's served by fast-growing ATA and Southwest airlines."
                                                 -USA TODAY  September 10, 2002

                                 [Bar Chart]
Chicago
Departures
                  Midway Accounts for all of Chicago's Growth
                             ---------------
                             |  * Midway   |
  500,000                    |  # O'Hare   |
                             ---------------   |--|  |--|  |--|
  450,000                                |--|  |  |  |  |  |  |    |--|
                 |--|  |--|        |--|  |  |  |  |  |  |  |  |    |  |
  400,000  |--|  |  |  |  |  |--|  |  |  |  |  |  |  |  |  |  |    |  |
           |* |  |* |  |* |  |* |  |* |  |* |  |* |  |* |  |* |    |* |
  350,000------------------------------------------------------------------
           |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |    |  |
  300,000  |# |  |# |  |# |  |# |  |# |  |# |  |# |  |# |  |# |    |# |
           |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |    |  |
  250,000  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |    |  |
           |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |    |  |
  200,000  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |    |  |
           |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |    |  |
  150,000  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |    |  |
           |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |    |  |
  100,000  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |    |  |
           |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |    |  |
   50,000  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |    |  |
           |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |    |  |
        0  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |    |  |
           1993  1994  1995  1996  1997  1998  1999  2000  2001  2002TTM


                                 [Line Graph]

Midway Market
Share - Enplanements

                        ATA and Southwest Market Share
                                --------------
                                | , ATA      |
                                | . Southwest|
                                --------------
60%


                 .                                                                   .
50%  .         .   .                         .           .                         .   .               .
  . .  . . . .     .    .  .  .            .  . .       .  ..    .     . . .   . .        .          .. .       .
                    . . . .  .  .   ...  .       .     .     . .   .  .      .              . .     .    .   , .. ,
                                  .    ..         .  .                                         ,.,.       . , ., ,..
40%                                ,               .                     , ,                   , .  ,      .,.   ,
                                                  ,                    ,   ,                  ,       , ,
                              ,               , ,  ,  ,  ,   ,       ,      ,               ,            ,
                     ,   ,  ,          ,            ,  ,  ,   ,    ,          , , ,  ,  ,
30%                ,    , ,     ,     , ,    ,                    ,                 ,
              ,   ,                       ,
         ,      ,
    ,       ,
20%



10%



0%
 02-98 05-98 08-98 11-98 02-99 05-99 08-99 11-99 02-00 05-00 08-00 11-00 02-01 05-01 08-01 11-01 02-02 05-02 08-02

Source: Onboard, 2002 TTM is Q2 2001 to Q1 2002, Chicago Airport Authority

American Trans Air
------------------------     ===================================================
                             ATA #1 in Most Nonstop Midway Markets
o ATA holds leading market   ---------------------------------------------------
  share in 25% of its
  markets out of all of
  Chicago
o ATA's average (unweighed)
  market share in the
  markets in which it
  competes is 72% for
  Midway and 24% for all
  of Chicago
                                 Midway                     All Chicago
                          ATA Rank   Market Share       ATA Rank   Market Share
Boston                        1          89%                10%            3
Washington DC - Reagan        1          96%                15%            3
Denver                        1          67%                21%            2
Dallas-Fort Worth             1          54%                20%            2
Newark                        2          45%                11%            4
Fort Lauderdale               1          60%                27%            1
Las Vegas                     1          43%                18%            2
Los Angeles                   1          64%                18%            3
LaGuardia                     1          97%                20%            3
Orlando                       1          66%                34%            1
Miami                         1          91%                29%            2
Minneapolis-St. Paul          2          32%                17%            3
Philadelphia                  1          90%                14%            4
Phoenix                       1          52%                17%            3
Fort Myers                    1          95%                37%            1
Seattle                       1          72%                16%            3
San Francisco                 1          91%                16%            3
San Juan                      1          98%                24%            3
Sarasota                      1          99%                80%            1
Tampa/St. Petersburg          1          48%                26%            1

Markets in which ATA is:     #1          18                                5
                             #2           2                                4
                             #3           -                                9
                             #4           -                                2

Note: Figures as of Q1 2002

American Trans Air
------------------------     ===================================================
                             Scheduled Service Capacity
o ATA will take no net       ---------------------------------------------------
  deliveries for the next
  18 months - but because
  of its aircraft additions
  throughout 2002, capacity
  will grow 24% in 2003

Yr/Yr Change in
Schedules Service ASMs
                              ----------------
  50%                         | - 2002/2001  |
                              | , 2003/2002  |
                              ----------------
  45%
                                                           -
                                                          -  -
  40%                                                 - -      -
                                                                 -
                                                     -            -
  35% ,                                                             -
       ,                                             -
         ,                  ,                        -               -
  30%         , ,        ,   ,                          ,               -
                   ,  ,        ,                    -  ,  ,     2002/2001
                     ,          ,                  -  ,    ,
  25%                             ,                  ,      , , ,
                                    ,             - ,             ,
                                       ,         - ,               ,
  20%                                      ,    - ,                  ,
                                             ,   ,               2003/2002
                                              ,-,
  15%                                          -
                                            -
                        -                - -
  10%                - - - - -         -
            - - - -                 -
          -        -             -
   5%  -


   0%
       Jan   Feb  Mar   Apr   May   Jun   Jul   Aug   Sep   Oct  Nov  Dec

Source: ATA Holdings Corp., 8K filed October 29, 2002

American Trans Air
-----------------------  =======================================================
                         Improving Route Network
                         -------------------------------------------------------

[Graphic of Map Omitted]


                                                               Chicago Non-Stop
                    New Market                                      Market

May '02             Chicago - Moline*                               # 28
June '02            Chicago - Toledo*                               # 29
June '02            Indianapolis - Los Angeles
June '02            Indianapolis - Chicago (737 added)
July '02            Chicago - Charlotte                             # 30
July '02            Chicago - Flint*                                # 31
August '02          Chicago - Cedar Rapids*                         # 32
August '02          Chicago - Lexington*                            # 33
September '02       Indianapolis - Phoenix
September '02       Indianapolis - New York (LGA)
October '02         Chicago - San Jose                              # 34
December '02        Chicago - Montego Bay                           # 35
December '02        Chicago - Puerto Vallarta                       # 36
February '03        Los Angeles - St. Petersburg
February '03        San Francisco - St. Petersburg
March '03           Las Vegas - St. Petersburg

* Indicates Chicago Express Service

American Trans Air
-----------------------  =======================================================
                         New Midway is Customer-Friendly
                         -------------------------------------------------------


  [Graphics Omitted]

                          o Expanded facility offers more frequencies and destinations

                          o International gates for Caribbean and Mexican destinations

                          o   Expanded ticket counters and baggage claim

                          o   Covered adjacent parking

                          o   Modern business center

                          o   Attractive shopping and dining center

                          o   Moving walkways

                              [Graphic Omitted]


                              Where We Are Going

American Trans Air
-----------------------  =======================================================
                         ATSB Loan Provides Liquidity
                         -------------------------------------------------------

                          o $168M loan guaranteed by the Air Transport Stabilization Board

                          o   Six Year Term

                          o   Amortizes after 12 Months

                          o Collateralized by aircraft, aviation parts, general equipment, and receivables

American Trans Air
-----------------------  =======================================================
                         "Our Action Plan Is A Three-Legged Stool"
                         -------------------------------------------------------

                          1.  Increase marketing efforts

                          2.  Increase asset utilization / productivity

                          3.  Cut costs

Quote: J. George Mikelsons -- ATA Earnings Call, October 29, 2002

American Trans Air
-----------------------  =======================================================
                         Revenue and Marketing Initiatives
                         -------------------------------------------------------

o Announced loyalty/frequent flyer program (September 30, 2002); 52,000 signed up through November 8, 2002

o    Simplified Fee and Charges

     -    Administrative / Change Fee reduced to $50

     - Reaffirm current standby policy allowing same day travel at no charge

     -    Reaffirm a policy that maintains ticket value when not used

     -    Reaffirm no advance purchase, no minimum stay requirements

     -    Top domestic fares capped at $299 each way

o    New ad campaign emphasizing customer value

o    Announced San Jose - CA, Montego Bay and Puerto Vallarta

American Trans Air
-----------------------  =======================================================
                         Higher Utilization Drives Incremental Contribution
                         -------------------------------------------------------
                         Low Fare Carriers' Daily Aircraft Utilization - Q3 2002


                                  [Bar Chart]

Daily Aircraft
Utilization
(hours)

14

    13.3
12              12.0
                         11.6*
                                      10.6
10                                              10.2
                                                                9.9

 8


 6


 4


 2


 0
   JetBlue   Southwest    ATA (w/      AirTran     ATA         Frontier
                        Utilization             (Narrowbody
                        Improvements               Only)

Notes: JetBlue and Frontier numbers are based on Q2 2002; Southwest utilization is from the company website
*Approximate daily utilization; ATA utilization improvements are based upon additional 737 and 757-300 flying

American Trans Air
-----------------------  =======================================================
                         Increasing Asset Utilization
                         -------------------------------------------------------

o Mid-day use of spare aircraft (inside turns - Midway to Minneapolis and Dallas Fort Worth)

o    Wednesday flying on B757-300 from the West Coast to Hawaii

o    Increased Midway Gate Utilization

o Overnight Flying from Tampa/St. Petersburg to Las Vegas, Los Angeles and San Francisco

American Trans Air
-----------------------  =======================================================
                         Cost Cutting Measures
                         -------------------------------------------------------

o    Voluntary work week reduction / leave of absence program

o    Officer pay cut in Fall 2001 and continued in Fall 2002

o Pay freeze for all non-contract employees effective September 11, 2001 extended through 2003

o    Reallocated contributions to employee insurance plans

o    Received work rule flexibility from ALPA / AFA

o Negotiated concessionary terms for delayed delivery of aircraft and engines

o Renegotiated rates with various vendors for additional savings from hotels, handling, revenue management software and other contracted services

American Trans Air
-----------------------  =======================================================
                         RASM & CASM Trends
                         -------------------------------------------------------

Cents

          ------------
          | - RASM   |
9.0       | , CASM   |
          ------------


                                     ,,
8.5                               ,,   ,    -
          -                     ,,      -,-
        -   -                  ,      -   ,  -
      -       -               ,     -       ,  -
    -           -            ,     -          ,, -
8.0  ,,          -         ,     -               ,-
       ,,          - -    ,     -                  , ,                 ,
          ,             -,    -                    -  ,                 ,
           ,           ,   -                        -  ,              ,  ,
            ,        ,                               -   ,      -  ,    CASM
7.5          ,      ,                                  -   ,   - -,
               ,   ,                                         ,-  , -
                 ,                                     -     - ,    -
                                                        -  -         -
                                                          -           -
7.0                                                                   RASM




6.5




6.0
    Q1 00  Q2 00  Q3 00  Q4 00  Q1 01  Q2 01  Q3 01  Q4 01  Q1 02  Q2 02  Q3 02

                            ATA Value Proposition


                                        [Graphics Omitted]

Fly the newest planes

  Featuring quality in-flight service

     With a hub at all-new Chicago-Midway

        Using rapid passenger processing technology

           Offering convenient schedules to the biggest markets

              Priced for today's value-conscious consumers

                                    [Logo]

                                      ATA

                              AMERICAN TRANS AIR